SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 2, 2003

SATCON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11512	04-2857552
(Commission File Number)	(I.R.S. Employer Identification No.)

161 First Street Cambridge, Massachusetts	02142-1228
(Address of Principal Executive Offices)	(Zip Code)

(617) 661-0540
(Registrant’s telephone number, including area code)

This Current Report on Form 8-K is filed by SatCon Technology Corporation, a Delaware corporation (the “Registrant”), in connection with the matters described herein.

Item 5.              Other Events and Required FD Disclosure.

On October 2, 2003, Staff of the Nasdaq National Market (the “Staff”) notified the Registrant that it has determined that SatCon currently meets all continued listing requirements under Maintenance Standard 2, as set forth in Marketplace Rule 4450(b).  Previously, on September 19, 2003, the Staff notified the Registrant that, since the closing bid price of the Registrant’s common stock has been at $1.00 per share or greater for at least 10 consecutive trading days, the Registrant has regained compliance with Marketplace Rule 4450(a)(5) (the “Rule”).  Accordingly, the Registrant complies with the applicable requirements for continued listing and will continue to be traded on the Nasdaq National Market.

.

Item 7.              Financial Statements, Pro Forma Financial Information and Exhibits.

(c)            Exhibits.

The exhibits to this report are listed in the Exhibit Index set forth on page 4 hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

Date: October 7, 2003	By:	/s/ Ralph M. Norwood
Ralph M. Norwood
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter from the Staff of the Nasdaq National Market to the Registrant dated October 2, 2003
10.2	Letter from the Staff of the Nasdaq National Market to the Registrant dated September 19, 2003